UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 6, 2024

Date of Report (Date of earliest event reported)

GOLDEN STAR ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41694	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street, 5th Floor,

New York, New York 10013

(Address of Principal Executive Offices, and Zip Code)

(646) 706-5365

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	GODNU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	GODN	The Nasdaq Stock Market LLC
Rights to receive two-tenths (2/10th) of one Ordinary Share	GODNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On February 7, 2024, Golden Star Acquisition Corp. (the “Company”) filed the definitive proxy statement dated February 7, 2024 (together with the additional proxy statement supplements and annexes, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “Commission”) related to the extraordinary general meeting (the “Meeting”) of shareholders to be held originally on February 27, 2024 to consider and vote upon, among other things, the proposed reduction of monthly extension fee payable by the Company’s sponsor and/or its designee into the trust account to extend the date by which the Company must consummate its initial business combination to an amount equal to the lesser of (i) $50,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share (the “Proposal No. 1”), and related adjournment of meeting matter, and subsequently commenced mailing.

On February 27, 2024, the Company filed with the Commission certain additional proxy statement solicitating materials to postpone the Meeting to 10:00 a.m. Eastern Time on March 1, 2024 and the redemption right deadline to 5:00 p.m., Eastern Time, on February 28, 2024. On March 1, 2024, the Company filed with the Commission certain additional proxy statement solicitating materials to postpone the Meeting to 10:00 a.m. Eastern Time on March 4, 2024 and the redemption right deadline to 5:00 p.m., Eastern Time, on March 1, 2024. On March 4, 2024, the Company filed with the Commission certain additional proxy statement solicitating materials to further postpone the Meeting to 10:00 a.m. Eastern Time on March 20, 2024 at the offices of Wilson Sonsini Goodrich & Rosati at 1301 Avenue of the Americas, 40th Floor New York, NY 10019-6022 and the redemption right deadline to 5:00 p.m., Eastern Time, on March 18, 2024.

On February 28, 2024, the Company filed with the Commission certain additional proxy statement solicitating materials to supplement that G-Star Management Corporation, the sponsor of the Company (the “Sponsor”), has signed and delivered a sponsor undertaking letter (the “Sponsor Undertaking Letter”) dated February 28, 2024 to the Company, pursuant to which, the Sponsor (or any of its affiliates or designees) irrevocably agrees to deposit into the Trust Account an amount of $20,000 as an additional extension fee (the “Additional Extension Fee”, together with the Proposed Reduced Extension Fee, the “Total Revised Extension Fee”) to add to the Proposed Reduced Extension Fee in the Extension Fee Reduction Proposal, for each extension commencing from the first extension payment following the approval of the Extension Fee Reduction Proposal. The Additional Extension Fee will be subject to the same terms and conditions applicable to the Proposed Reduced Extension Fee. This Sponsor Undertaking Letter shall automatically terminate on the earlier of (i) the completion of the initial business combination by the Company or (ii) the liquidation of the Company; provided, however, that this Sponsor Undertaking Letter shall earlier terminate automatically in the event that the original Proposal No. 1 is defeated or not otherwise duly approved.

On March 6, 2024, the board of directors of the Company proposed to amend the monthly fee payable by the Sponsor and/or its designee into the trust account to extend the date by which the Company must consummate its initial business combination as proposed in the original Proposal 1 to the Meeting, from an amount equal to the lesser of (i) $50,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share as proposed in the Original Filing, to an amount (the “Amended Monthly Extension Fee”) equal to the lesser of (i) $75,000 and (ii) $0.033 for each outstanding public share. The Amended Monthly Extension Fee, if and to the extent approved at the Meeting, will become operative for the monthly extension fee beginning on the 4th of the first month following the approval of the Amended Monthly Extension Fee at the Meeting and the 4th of each succeeding month until February 4, 2025. In light of the Amended Monthly Extension Fee, on March 6, 2024, the Sponsor and the Company agree to terminate the Sponsor Undertaking Letter with immediate effect.

In light of the Amended Monthly Extension Fee, the Company has filed a supplement to the Proxy Statement as dated March 6, 2024 (the “Supplement”) with the Commission to, among others, amend Proposal No. 1 (the “Amended Proposal No. 1”) as described more fully herein above and amend the related proxy card (the “Amended Proxy Card”). Other than as indicated herein, no other changes have been made to the Proxy Statement or the proxy card as originally filed and mailed. Any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by the Supplement and all the filed additional proxy statement supplements as indicated above.

The Supplement is not complete without, and may not be utilized except in connection with, the Proxy Statement, including any supplements and amendments thereto. Shareholders of the Company should read carefully and in their entirety the Supplement and the Proxy Statement and all accompanying annexes and exhibits, in particular, the matters discussed under the heading “Risk Factors” on page 10 of the Proxy Statement.

The Amended Proxy Card differs from the proxy card previously made available to shareholders of the Company with the Proxy Statement, in that the enclosed Amended Proxy Card includes the Amended Proposal No. 1 as described above. If shareholders return, or have already returned, an original proxy card, shareholders’ proxies are no longer valid because the proposals set forth on the original proxy card have been revised. PLEASE NOTE THAT ANY ORIGINAL PROXY CARDS SUBMITTED ARE INVALID, SO IT IS IMPORTANT TO SUBMIT THE AMENDED PROXY CARD TO INDICATE SHAREHOLDERS’ VOTES ON THE REVISED PROPOSAL. We encourage shareholders to resubmit their votes on the revised proposals by submitting the Amended Proxy Card enclosed with this Amendment Proposal No. 1 or by voting online or by email by following the procedures on the Amended Proxy Card.

All of the Company’s shareholders of record as of the close of business on January 17, 2024, are entitled to vote at the Meeting. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If shareholders have questions about how to vote or direct a vote in respect of their shares, shareholders may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Meeting. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

Additional Information and Where to Find It

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposals to be considered and voted on at the Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Star Acquisition Corporation

Dated: March 6, 2024	By:	/s/ Linjun Guo
	Name:	Linjun Guo
	Title:	Chief Executive Officer

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